UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 28, 2017

U-Mind Space, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-185146	45-4924646
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

99 South Almaden Blvd. Suite 600

San Jose, CA 95113

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 402-1573

(ISSUER TELEPHONE NUMBER)

 Orion Financial Group, Inc.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

1

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined herein) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On September 12, 2017, pursuant to majority stockholder consent, our Board of Directors authorized an amendment (the "Amendment") to our Certificate of Incorporation, as amended, to (i) change the name of the Registrant to U-Mind Space, Inc., (ii) decrease the number of shares of common stock that the Corporation is authorized to issue from Two Hundred Fifty Five Million (255,000,000) to Two Hundred Fifty Million (250,000,000), (iii) increase the number of shares of Preferred Stock that the Registrant is authorized to issue from none (0) to Five Million (5,000,000), (iv) change the par value of common stock from $0.001 to $0.0001 and (v) a one (1) for forty (40) reverse stock split of the Registrant’s outstanding Common Stock to which every forty (40) shares of outstanding Common Stock of the Corporation shall be converted into one (1) share of Common Stock, with an effective date of September 28, 2017. On September 27, 2017 the Financial Industry Regulatory Authority, (FINRA) notified the Registrant that the Name Change and Reverse Stock Split would take effect on September 28, 2017 (the "Effective Date"). The trading symbol for the common stock will be under “ORFND” with the “D” removed within 20 business days upon which the symbol will be “USMG.”

On the Effective Date, each holder of common stock will receive 1 share of our common stock for each 40 shares of our common stock they own immediately prior to the Reverse Stock Split. We will not issue fractional shares in connection with the Reverse Stock Split. Fractional shares will be rounded up to the nearest whole share.

A copy of the Amendment is attached to this Current Report as Exhibit 3.1 incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
3.1	Articles of Amendment adopted on September 28, 2017.	Filed herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Mind Space, Inc.

Date: September 28, 2017	By:	/s/ Jae Yoon Chung
	Name:	Jae Yoon Chung
	Title:	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director

3